UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2021

Cemtrex Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

276 Greenpoint Ave Bld. 8 Suite 208 Brooklyn, NY	11101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CETX	Nasdaq Capital Market
Series 1 Preferred Stock	CETXP	Nasdaq Capital Market
Series 1 Warrants	CETXW	Nasdaq Capital Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 19, 2021, Cemtrex, Inc. (the “Company”) received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the Company has not yet filed its Form 10-Q for the period ended March 31, 2021 (the “Subsequent Delinquent Filing”), and because the Company remains delinquent in filing its Form 10-Q for the quarter ended December 31, 2020 (the “Initial Delinquent Filing”), the Company no longer complies with Nasdaq’s Listing Rules for continued listing.

In accordance with the letter from Nasdaq dated February 24, 2021, filed on Form 8-K, on February 26, 2021, the Company submitted a plan on April 26, 2021 (“the Submission”) to regain compliance with respect to the Initial Delinquent Filing. Subsequently, on May 6, 2021, Nasdaq requested further information by June 1, 20212 in connection with the Company’s pending investigation into its financials from the period of 2017-2020, so it could review this in connection with the Company’s Submission.

The notification letter also disclosed that Nasdaq may provide the Company a cure period in order to regain compliance as follows:

●	respond to the request for further information by June 1, 2021 regarding the plan submitted on April 26, 2021;
●	if the plan is accepted, the Company will be granted an exception of up to 180 calendar days from the Filing’s due date, or until August 23, 2021, to regain compliance.

The Company has submitted a plan to regain compliance with Nasdaq and will respond to the request for further information by June 1, 2021. If Nasdaq accepts the Company’s plan, it may grant an exception of up to 180 calendar days from the due date of the Company’s Initial Delinquent Filing , or until August 23, 2021, to regain compliance. The Company believes that it will be able to file its delinquent filings prior to the expiration of the stated cure period should Nasdaq accept the Company’s plan.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Notice of Failure to Satisfy a Continued Listing Rule from NASDAQ Dated May 19, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMTREX, INC.

Date: May 21, 2021	By:	/s/ Saagar Govil
Saagar Govil
Chairman, President and Chief Executive Officer